Exhibit No. 32.2
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this annual report on Form 40-F of Ritchie Bros. Auctioneers Incorporated for the period ended December 31, 2008, I, Robert A. McLeod, Chief Financial Officer of the issuer, certify that:
1.	The annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: February 26, 2009	/s/ Robert A. McLeod
Robert A. McLeod
Chief Financial Officer
This certification accompanies the annual report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the issuer for purposes of Section 18 of the Securities Exchange Act of 1934.

32-2